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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2026

Global Technologies, LTD

(Exact name of registrant as specified in its charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

806 Green Valley Rd, Suite 200, Greensboro, NC	27408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(336) 740-9017

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 16, 2026, Global Technologies, Ltd. (the “Company”) received written notice from QI CPA LLC (“QI CPA”) that QI CPA resigned as the Company’s independent registered public accounting firm, effective June 16, 2026.

QI CPA’s audit report on the Company’s financial statements for the fiscal year ended June 30, 2025 and June 30, 2024 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that such report included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2025 and June 30, 2024, and the subsequent interim period through June 8, 2026, there were no disagreements with QI CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to QI CPA’s satisfaction, would have caused QI CPA to make reference to the subject matter of the disagreements in connection with its report.

During the fiscal years ended June 30, 2025 and June 30, 2024, and the subsequent interim period through June 8, 2026, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as previously disclosed in the Company’s filings with the Securities and Exchange Commission, including matters related to the Company’s internal control over financial reporting and disclosure controls and procedures.

The Company has provided QI CPA with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that QI CPA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether QI CPA agrees with the statements made herein. A copy of QI CPA’s letter will be filed as Exhibit 16.1 to this Current Report on Form 8-K or by amendment when received.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from QI CPA LLC addressed to the Securities and Exchange Commission.
104	Cover Page Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD (Registrant)

Date: June 16, 2026	/s/ H. Wyatt Flippen
H. Wyatt Flippen
CEO & Chairman